CERTIFICATION  PURSUANT  TO
                            18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                  SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


IN CONNECTION WITH THE ANNUAL REPORT OF NEW MEDIUM ENTERPRISES, INC. ON FORM 10-KSB FOR THE PERIOD ENDING JUNE 30, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON THE DATE HEREOF (THE "REPORT"), I, MAHESH JAYANARAYAN, CHAIRMAN OF THE BOARD OF NEW MEDIUM ENTERPRISES, INC. CERTIFY, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, THAT:

     (1) THE REPORT FULLY COMPLIES WITH THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED; AND

     (2) THE INFORMATION CONTAINED IN THE REPORT FAIRLY PRESENTS, IN ALL MATERIAL RESPECTS, THE FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NEW MEDIUM ENTERPRISES, INC.



/S/  MAHESH  JAYANARAYAN,
CHIEF  EXECUTIVE  OFFICER
OCTOBER  28,  2005